UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2009

iDcentrix, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51263	20-4650531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

444 N. Nash Street El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (310) 321-5566

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 24, 2009, pursuant to its powers under the Registrant’s bylaws, the Company’s Board of Directors appointed Joseph Meuse as a director to the Board of Directors of the Registrant.

Joseph Meuse, age 39, resides in Warrenton, VA. Mr. Meuse has been involved with corporate restructuring since 1995. He is the Managing Member of Belmont Partners, LLC and was previously a Managing Partner of Castle Capital Partners. Mr. Meuse maintains a position as a Board Member of numerous public companies including WES Consulting, Inc., Jasper Ventures, Inc., Encounter.com, Inc., Deep Earth Resources, Inc., and Heroes, Inc. Mr. Meuse attended the College of William and Mary.

The Company is not aware of any family relationships, by blood, marriage, or adoption, between Mr. Meuse and any other director, executive officer, or other nominees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iDcentrix, Inc.
Date: August 24, 2009	By:	/s/ Francine Dubois
Francine Dubois
Chief Executive Officer